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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                August 17, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                             Makepeace Capital Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



          Texas                   333-63015              84-1472120
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number


           5215 North O'Conner Road, Suite 200, Irving, Texas  75039
           -----------------------------------------------------------
           Address of Principal Executive Offices             Zip Code



                                (972) 443-9825
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


           1660 South Albion Street, No. 723, Denver, Colorado 80222
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report









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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On August 17, 2000, Makepeace Capital Corp. (the "Company") completed the acquisition of approximately 99% of the outstanding common stock of NetSalon Corporation, a Delaware corporation ("NetSalon"), in exchange for approximately 33,124,386 shares of the Company's Common Stock (approximately 85% of the shares now outstanding).

     The stock issuances were made pursuant to a Share Exchange Agreement ("Agreement") between the Company and NetSalon. The terms of the Agreement were the result of negotiations between the managements of the Company and NetSalon. However, the Board of Directors did not obtain any independent "fairness" opinion or other evaluation regarding the terms of the Agreement, due to the cost of obtaining such opinion or evaluation.

     The foregoing summary of the Agreement is qualified by reference to the complete text of the Agreement, together with the schedules thereto, which is filed as Exhibit 10 hereto, and is incorporated herein by this reference.

     As a result of the transaction with NetSalon, the issuance of the 33,124,386 shares of the Company's Common Stock to the NetSalon shareholders, the issuance of 5,100,396 shares to several persons as consultants' fees, and the cancellation of 2,912,896 shares, following are those persons known by the Company to own 5% or more of the Company's Voting Stock:

                                                         Percent of
                                    Number of            Outstanding
        Name and Address           Voting Shares         Voting Shares
        ----------------           -------------         -------------

     Mark Manuel                    18,447,925               46.6%
     9220 Edgemont Drive
     NRH, Texas  76180

     Jan R. Thurman                  3,300,000                8.3%
     2320 Chimney Hill Drive
     Arlington, Texas  76012

     Societe Financiere              2,000,000                5.1%
     du Seujet SA
     Road Town, Pasea Estate
     Tortola, BVI

     All directors and officers     25,264,592               63.8%
     as a group (4 persons)

     Effective on the closing of the acquisition, the Company's new officers and directors were as follows:

     Jan Thurman    -  Chief Executive Officer, Secretary and Director
     Mark Manuel    -  President and Director
     Donald Dinger  -  Director
     Gerald Manuel  -  Director

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     As described in Item 1 of this Report, on August 17, 2000, the Company acquired all of the issued and outstanding common stock of NetSalon in exchange for shares of the Company's Common Stock. The acquisition of NetSalon (accounting acquirer) by the Company is considered in substance to be a capital transaction and is accounted for in a manner similar to a reverse acquisition.

     NetSalon, Inc. was formed in late 1998 to develop and market Internet-based products. The Company was restructured to become a corporation in July of 2000. The Company's products include the following:

     1. The NetSalon Internet Portal, allowing NetSalon affiliates to market products and services via the Internet. Through contracts with third parties, the portal also provides current content, such as news, weather, and search-engine capability.

     2. The AEON card, which is a CD business card which allows the NetSalon customer to present his business via interactive media. Although other CD business cards are marketed, the AEON card is built over the Internet, directly by the purchaser.

     3. NetSalon University, an online interactive educational program offering 400 courses in computer and software technology.

     4. The Easy Site Builder, allowing the purchaser to create personal web sites and pages, working directly from home, on the Internet.

Other products are in development. The NetSalon products offer competitive advantages not only because of low price, but also because they can be customized for each customer directly over the Internet, by the customer through the use of interactive technology.

     NetSalon originally was a multi-level marketing company, meaning that NetSalon representatives could recruit other representatives to sell NetSalon products, receiving commissions not only on their own sales, but on the sales of those they recruited.

     In August of 2000, NetSalon terminated the multi-level marketing structure in favor of direct sales. NetSalon Affiliates still receive commission on products they sell, but there are no commissions paid on sales made by those persons they recruited, and no emphasis on representatives recruiting others to the program. At the same time, NetSalon adopted a program to market its products to other companies for resale, including sales through multi-level marketers.










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ITEM 5.  OTHER EVENTS.

     The following table sets forth the names and positions of the Company's new directors and executive officers:


            Name              Age                     Position
            ----              ---                     --------

      Jan R. Thurman          55          CEO, Secretary and Director
      Mark Manuel             36          President and Director
      Donald Dinger           35          Director
      Gerald Manuel           64          Director

     The following sets forth biographical information concerning the Company's directors and executive officers.

     JAN R. THURMAN   CHIEF EXECUTIVE OFFICER, SECRETARY AND DIRECTOR.  Mr.
Thurman has served as Chief Executive Officer, Secretary and a Director of the Company since August 17, 2000. He has been a practicing attorney for the last seventeen years, and is a shareholder in the law firm of Thurman & Andres, Dallas, Texas. From 1980 to 1982, while attending law school, Mr. Thurman taught undergraduate and MBA courses at St. Edwards University, Austin, Texas. From 1972 until 1979, Mr. Thurman was an officer and director of Custom Audio, Inc., a Little Rock, Arkansas-based retailer operating three electronics products stores and one photographic products store. He received B.A. and M.A. degrees in Psychology from the University of Arkansas in 1966 and 1969, respectively, and completed the course work for a Ph.D. in Business Administration in 1971. In 1977 he completed his dissertation and received the degree. He received his law degree, with honors, from the University of Texas in 1981.

     MARK S. MANUEL   PRESIDENT AND DIRECTOR.  Mr. Manuel has served as
President and a Director of the Company since August 17, 2000, and of NetSalon Corporation since July 2000. He was a founder and member of NetSalon L.L.C., the predecessor to NetSalon Corporation. From January 1998 through November 1998 he served as a consultant for Multisoft Corporation. During 1996 and 1997 he served as Vice President of High Opportunity Petroleum Enterprises in Arlington, Texas. During 1995 he served as Vice President of Integrity Commercial Restoration of Arlington, Texas.

     DONALD DINGER   DIRECTOR.  Mr. Dinger has served as a director of the
Company since August 17, 2000.

     GERALD MANUEL   DIRECTOR.  Mr. Manuel has served as a director of the
Company since August 17, 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements required by Rule 3-05(b) of Regulation S-X for NetSalon Assets, Inc. are not yet available, and will be filed by amendment on or before October 31, 2000.

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     (b)  PROFORMA FINANCIAL INFORMATION.  The pro forma financial information required by Article 11 of Regulation S-K is not yet available, and will be filed by amendment on or before October 31, 2000.

     (c)  EXHIBITS.

          Exhibit 10 Share Exchange Agreement between Makepeace Capital Corp. and NetSalon Corporation


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   MAKEPEACE CAPITAL CORP.



Dated: September 1, 2000            By:/s/ Jan R. Thurman
                                       Jan R. Thurman, CEO

































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